Supplement dated July 11, 2025

to the Updating Summary Prospectuses and Prospectuses dated May 1, 2025 for:

Principal® Benefit Variable Universal Life

Principal® Executive Variable Universal Life

Principal® Variable Universal Life Income II

Principal® Executive Variable Universal Life II

Principal® Benefit Variable Universal Life II

Principal® Executive Variable Universal Life III

Principal® Variable Universal Life Income IV

and to the Initial Summary Prospectuses dated May 1, 2025 for:

Principal® Executive Variable Universal Life III

Principal® Variable Universal Life Income IV

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account

This supplement updates information contained in the Initial Summary Prospectuses, Updating Summary Prospectuses, and Prospectuses referenced above. Please retain this supplement for future reference.

APPENDIX: UNDERLYING FUNDS AVAILABLE UNDER THE POLICY

The following changes are made to the list of Underlying Funds available under the Policy contained in the above-referenced appendix.

Effective immediately, the existing row for Wanger International is replaced with the new row below to reflect fund name and advisor changes:

Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
Columbia Variable Portfolio - Acorn International(1)	International Equity	Columbia Management Investment Advisers, LLC	1.08%	-8.25%	-0.72%	3.07%

Effective July 28, 2025, the existing row for Neuberger Berman AMT Sustainable Equity – Class I is replaced with the new row below to reflect a fund name change:

Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
Neuberger Berman AMT Quality Equity – Class I	Large US Equity	Neuberger Berman Investment Advisers, LLC	0.89%	25.84%	13.97%	11.44%

Classification: Company Confidential